Statement of Additional Information Supplement dated March 30, 2010
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, P, R, S, Y, Investor and Institutional Class shares, as applicable, of each of the Funds listed below:
AIM Asia Pacific Growth Fund
AIM Balanced-Risk Allocation Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Disciplined Equity Fund
AIM Diversified Dividend Fund
AIM European Growth Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Small & Mid Cap Growth Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM LIBOR Alpha Fund
AIM Summit Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
The following information replaces in its entirety the fourth paragraph appearing under the heading “DISTRIBUTION OF SECURITIES — Distributor of the Statement of Additional Information:
     “Payments for Class B shares equaled 4.00% of the purchase price of the Class B shares sold by the dealer or institution, consisting of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% for such shares. The portion of the payments to Invesco Aim Distributors under the Class B Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Aim Distributors to recoup a portion of such sales commissions plus financing costs.”
AIM-SUP-2 033010